UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 11, 2019
RESONANT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Cremona Drive, Suite 200
Goleta, California	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RESN	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Equity Plan
On June 11, 2019, we amended the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan, as previously amended, to increase the maximum number of shares of common stock that may be issued pursuant to all types of awards granted under the plan from 5,950,000 to 9,950,000 shares. The plan amendment was adopted by our Board of Directors and approved by our stockholders at the 2019 annual meeting of stockholders held on June 11, 2019. The number of shares available for award under the plan is subject to adjustment for certain corporate changes in accordance with the provisions of the plan.
Amendment No. 3 to the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
CEO Compensation
On June 11, 2019, upon the unanimous recommendation of the Compensation Committee of our Board of Directors, our Board of Directors unanimously approved the following changes in and additional compensation payable to George B. Holmes, our Chief Executive Officer:

•	Base Salary -- Mr. Holmes’ annual base salary was increased from $365,000 to $400,000, commencing June 15, 2019; and

•
Supplemental LTI Award -- Mr. Holmes was awarded restricted stock units for an aggregate of 12,821 shares of common stock under the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan, which award will vest in four equal annual installments on December 1, 2019, 2020, 2021 and 2022, subject to continued service to us through the vesting date; and

•
Amendment and Extension of Performance-Based Restricted Stock Unit Award - Mr. Holmes existing performance-based restricted stock unit award, originally granted in August 2016 for 250,000 shares of common stock under the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan (“PRSUs”), was amended and restated to (i) increase the number of shares subject to the award to 500,000, (ii) extend the term of the award to September 30, 2022, and (iii) and change the price range in which the award vests to be between $5.00 and $20.00.

As amended and restated, the PRSUs are subject to share price vesting requirements, measured quarterly, based on the average of (a) the average high daily trading price of our common stock for each trading day during the last month of the applicable calendar quarter and (b) the average low daily trading price of our common stock for each trading day during the last month of the applicable calendar quarter, each as reported by The Nasdaq Stock Market, LLC (the “Applicable Share Price”). The PRSUs are eligible to be earned on a quarterly basis based on a linear interpolation of the Applicable Share Price within the price performance range of between $5.00 and $20.00, or in the case of a liquidation event, on the day of (or in connection with) such liquidation event based on the applicable transaction price within the price performance range. Once earned, the PRSUs vest and become exercisable (y) 50% on the date such PRSUs become earned and (z) 50% on September 30, 2022.
The foregoing summary of the PRSUs is qualified in its entirety by reference to the full text of the amended and restated award agreement, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 11, 2019, we filed with the Delaware Secretary of State a Certificate of Amendment to our Amended and Restated Certificate of Incorporation, which amendment increased the total number of authorized shares of our common stock from 47,000,000 to 100,000,000. The plan amendment was adopted by our Board of Directors and approved by our stockholders at the 2019 annual meeting of stockholders held on June 11, 2019.
The Amendment to our Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Resonant Inc. held its 2019 annual meeting of stockholders on June 11, 2019. At the annual meeting, there were 28,167,615 shares entitled to vote, and 23,654,452 shares (83.97%) were represented at the annual meeting in person or by proxy.
At the annual meeting, Michael J. Fox, George B. Holmes, Alan B. Howe, Jack H. Jacobs, Joshua Jacobs, Jean F. Rankin and Robert Tirva were elected directors by a plurality of the votes. Also at the annual meeting, our stockholders voted to approve an amendment of the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 5,950,000 to 9,950,000 shares, to approve an amendment of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 47,000,000 to 100,000,000 and to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
The following summarizes vote results for those matters submitted to our stockholders for action at the annual meeting:

1.
Proposal to elect Michael J. Fox, George B. Holmes, Alan B. Howe, Jack H. Jacobs, Joshua Jacobs, Jean F. Rankin and Robert Tirva as directors to hold office until the 2020 annual meeting or until their successors are elected and qualified.

Name	For	Withhold	Broker Non-Votes
Michael J. Fox	9,013,617	1,953,763	12,687,072
George B. Holmes	10,458,852	508,528	12,687,072
Alan B. Howe	9,064,416	1,902,964	12,687,072
Jack H. Jacobs	9,009,627	1,957,753	12,687,072
Joshua Jacobs	10,439,535	527,845	12,687,072
Jean F. Rankin	10,443,896	523,484	12,687,072
Robert Tirva	10,521,983	445,397	12,687,072

2.
Proposal to approve an amendment of the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 5,950,000 to 9,950,000 shares.

For	Against	Abstain	Broker Non-Votes
9,821,495	1,109,776	36,109	12,687,072

3.	Proposal to approve an amendment of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 47,000,000 to 100,000,000.

For	Against	Abstain	Broker Non-Votes
20,926,289	2,686,271	41,892	0

4.	Proposal to ratify the selection of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
22,519,853	1,044,147	90,452	0

Item 8.01	Other Events.
Following the 2019 annual meeting of stockholders, at a meeting held on June 11, 2019, our Board of Directors appointed George B. Holmes, our Chief Executive Officer, as Chairman of the Board, and Michael J. Fox as Lead Independent Director.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant

10.1	Amendment No. 3 to Registrant’s Amended and Restated 2014 Omnibus Incentive Plan

10.2	Restricted Stock Unit Agreement, dated June 11, 2019, between the Registrant and George B. Holmes

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2019	Resonant Inc.

By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer